Exhibit 99.1

NOVEL THERAPEUTICS FOR UNMET MEDICAL NEEDS Investor Presentation September 2024

FORWARD - LOOKING STATEMENTS This presentation contains “forward - looking statements” within the meaning of the “safe - harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of words “could”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “may”, “continue”, “predict”, “potential” and similar expressions that are intended to identify forward - looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of Silo Pharma, Inc. (“Silo” or “the Company”) to differ materially from the results expressed or implied by such statements, including changes to anticipated sources of revenues, future economic and competitive conditions, difficulties in developing the Company’s technology platforms, retaining and expanding the Company’s customer base, fluctuations in consumer spending on the Company’s products and other factors. Accordingly, although the Company believes that the expectations reflected in such forward - looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company disclaims any obligations to publicly update or release any revisions to the forward - looking information contained in this presentation, whether as a result of new information, future events or otherwise, after the date of this document or to reflect the occurrence of unanticipated events except as required by law. Nasdaq: SILO 2

We are a developmental stage biopharmaceutical company developing novel therapeutics that address underserved conditions. UNMET MEDICAL NEEDS Post - traumatic stress disorder (PTSD) Stress - induced psychiatric disorders Fibromyalgia and chronic pain disorders Central nervous system (CNS) diseases Our focus is on developing traditional therapies and psychedelic treatments in novel formulations and drug delivery systems. Novel Therapeutics for Nasdaq: SILO 3

Clear timeline to first - in - human clinical trials for lead asset SPC - 15 following FDA guidance on pre - IND. Exclusive global licenses granted by Columbia University for two portfolio assets. Streamlined 505(b)(2) regulatory pathway for drug approval planned for priority drug candidates. Diversified pipeline of novel IP - protected technologies and assets. Market potential in central nervous system therapeutics industry. Assets well - protected by strong intellectual property portfolio. Sufficient capital resources to support upcoming catalysts. Accomplished leadership with broad expertise in life sciences. Multiple Levers for VALUE CREATION Nasdaq: SILO 4

Under - Addressed MEDICAL NEEDS Mental Health SPC - 15 | Intranasal PTSD treatment • Selective intranasal drug compound (non - psychedelic) • Patented nose - to - brain delivery bypasses blood - brain barrier • Direct, heightened drug concentration in the brain • Optimized patient safety and therapeutic delivery Chronic Pain SP - 26 | Non - opioid pain solution • Ketamine - based therapeutic implant targeting fibromyalgia • Self - administered treatment • Safely regulated dosage and time release Neurology SPC - 14 | Alzheimer’s Disease • Potential to improve and restore cognitive and memory function SPU - 16 | CNS homing peptide • Directly targets damaged tissue and inflammation in spinal cord Nasdaq: SILO 5

DRUG PIPELINE Our current assets have shown promise in a range of diseases and conditions including PTSD, chronic pain, Alzheimer’s Disease, and multiple sclerosis. Silo Pharma’s Nasdaq: SILO 6

SiloPharma
Nasdaq:
SILO

Blood Brain Barrier


Olfactory region

Route of nose to brain delivery

SPC-15:
PROPHYLACTIC TREATMENT FOR PTSD

Drug:

- Novel serotonin 4 (5-HT4) receptor agonist that utilizes biomarkers for treatment

Stage:

- Pre-IND submitted for first-in-human trials

Unmet need:

- No new drug approvals for PTSD in nearly 25 years[1]
- Affects estimated 3.9% of world's population[1]
- Cumulative prevalence in young people doubled from 2017 to 2022 to 7.5%[1]

Competitive advantages:

- Patented, cutting-edge intranasal nose-to-brain drug dispersion
- Nose-to-brain method increases drug's concentration in the brain
- Faster onset of therapeutic benefit and optimized safety

[1] *FT Specialist, Endpoints in Focus, Lykos' pain is others' gain as psychedelic biotechs take notes from adcomm vote. June 2024.*

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Drug: • Subcutaneous time - released ketamine - based injectable dissolvable implant Stage: • Preclinical research Unmet need: • Only FDA - approved drugs for fibromyalgia are 2 antidepressants and 1 anti - seizure medicine 1 • Chronic pain treatment market projected growth to $106.3B in 2028 at 7.9% CAGR 2 • Global fibromyalgia treatment market projected growth to $4.1B in 2032 at 4.3% CAGR 3 Competitive advantages: • Innovative non - opioid chronic pain therapeutic • Implant method designed to safely regulate dosage and time release • Attractive alternative to intravenous delivery Nasdaq: SILO SPC - 26 : KETAMINE IMPLANT FOR FIBROMYALGIA 1 WebMD, Fibromyalgia: Treatment and Medications. February 2024. 2 Business Research Company, Chronic Pain Market Growth Analysis With Investment Opportunities For 2024 - 2033. July 2024. 3 Precedence Research, Fibromyalgia Treatment Market Size to Worth USD 4.13 Billion by 2032. June 2024. 8

NEUROLOGY PROGRAMS

SPC-14: ALZHEIMER'S DISEASE

Drug:
- Novel drug targeting two receptor molecules

Stage:
- Preclinical research

Unmet need:
- Treatment market projected growth to $30.8B in 2033, at 18.8% CAGR[1]

Competitive advantages:
- Has shown efficacy against luteinizing hormone (LH) in attenuating learned helplessness, preservative behavior, and hyponeophagia (a measure of anxiety)

[1] Market.us, Alzheimer's Disease Therapeutics Market Value to Reach USD 30.8 Billion by 2033 | Driven by the Advancements in Neurological Research. January 2024.

SPU-16: MULTIPLE SCLEROSIS

Drug:
- Central nervous system homing peptide

Stage:
- Preclinical research

Unmet need:
- Global MS drugs market size projected growth to $38.9B by 2032, at a 7.9% CAGR[2]

Competitive advantages:
- Novel homing peptides reduce toxicity and advance payload of therapeutic

[2] Fortune Business Insights, Multiple Sclerosis Drugs Market Size, Share & Industry Analysis… July 2024.

SiloPharma
Nasdaq: SILO

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JANUARY Lorem ipsum dolor sit amet, consectetur adipiscing elit, sed do eiusmod tempor incididunt ut labore et dolore magna aliqua. Ut enim ad minim veniam, quis nostrud exercitation ullamco laboris nisi ut aliquip ex ea commodo consequat. APRIL FEBRUARY Lorem ipsum dolor sit amet, consectetur adipiscing elit, sed do eiusmod tempor incididunt ut labore et dolore magna aliqua. Ut enim ad minim veniam, quis nostrud exercitation ullamco laboris nisi ut aliquip ex ea commodo consequat. MARCH Lorem ipsum dolor sit amet, consectetur adipiscing elit, sed do eiusmod tempor incididunt ut labore et dolore magna aliqua. Ut enim ad minim veniam, quis nostrud exercitation ullamco laboris nisi ut aliquip ex ea commodo consequat. Lorem ipsum dolor sit amet, consectetur adipiscing elit, sed do eiusmod tempor incididunt ut labore et dolore magna aliqua. Ut enim ad minim veniam, quis nostrud exercitation ullamco laboris nisi ut aliquip ex ea commodo consequat. TIMELINE Nasdaq: SILO 10

VALUE Our strategic business platform supports our ongoing development of novel drugs with the potential to transform patient care. Creating Nasdaq: SILO 11

FDA’s 505(b)(2) ABBREVIATED REGULATORY PATHWAY Silo Pharma intends to utilize the FDA’s streamlined 505(b)(2) pathway for its top two priority drug candidates, SPC - 15 and SP - 26. Section 505(b)(2) of the Federal Food, Drug, and Cosmetics Act (FDCA) • Streamlined pathway to New Drug Application (NDA) approval for novel repurposed drugs • NDA relies upon publicly available data on active ingredient • Can significantly shorten clinical timelines and reduce drug development costs Nasdaq: SILO 12

MANAGEMENT

SiloPharma
Nasdaq:
SILO



Eric Weisblum CEO

- 20+ years investing, building and managing businesses
- Prior president of Sableridge Capital
- Former board member of Aikido Pharma., a Nasdaq-listed biotech company focused on the commercialization of oncology therapeutics



Daniel Ryweck CFO

- Certified Public Accountant
- Formerly chief compliance officer of Mill City Ventures III Ltd, interim chief financial officer of Sun BioPharma, Inc., and director of Dala Petroleum Corp.

KEY PERSONNEL



James Kuo, M.D., MBA Vice President of R&D

- Current managing director of Athena Bioventures
- Formerly held executive positions in private and listed bioscience companies in the U.S., Canada, and Europe
- Chairman of the Board of ImmunoPrecise Antibodies and board director of Tryp Therapeutics
- Former CEO of Tryp Therapeutics, Synthetic Biologics, BioMicro Systems, and Discovery Laboratories

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Charles B. Nemeroff M.D., Ph.D. Nasdaq: SILO ◉ Chair, Department of Psychiatry and Behavioral Sciences, Dell Medical School, University of Texas at Austin; director, Institute for Early Life Adversity Research, Department of Psychiatry and Behavioral Sciences, Mulva Clinic for the Neurosciences ◉ University of North Carolina (UNC) School of Medicine, Duke University ◉ Brain and Behavior Research Foundation; Anxiety and Depression Association of America (ADAA); National Academy of Medicine In addition to our work with world - renowned educational institutions, we engaged a scientific advisory chair for guidance regarding potential acquisitions and product development. ADVISORY 14 SCIENTIFIC

Wayne Linsley Director ◉ 40 years in business management ◉ Wide and varied skillset including sales and sales management, finance (public and private companies), accounting, audit support and financial reporting ◉ Independent director for Hoth Therapeutics Inc. (NASDAQ: HOTH) and DatChat Inc. (NASDAQ: DATS) Kevin Muñoz M.D. Director ◉ Director of Operations at Physical Medicine and Rehabilitation ◉ Former researcher with Harlem Health Promotion Center in New York ◉ Doctor of Medicine from Xavier University School of Medicine, B.S. from University of Michigan with distinction Jeff Pavell D.O. Director ◉ Site proctor for Rusk Institute residents training for Rehabilitation Medicine and Chief of Rehabilitation Medicine at Englewood Hospital and Medical Center in New Jersey ◉ Residency and chief residency at New York University Medical Center’s Rusk Institute of Rehabilitation and Bellevue Hospital, respectively, New York College of Osteopathic Medicine with honors BOARD OF DIRECTORS Nasdaq: SILO 15 Eric Weisblum CEO ◉ 20+ years investing, building and managing businesses ◉ Prior president of Sableridge Capital ◉ Former board member of Aikido Pharma, a Nasdaq - listed biotech company focused on the commercialization of oncology therapeutics

Key Collaborations and Exclusive collaborations with prominent medical research partners provide valuable IP, assets, and time - to - market advantages. INTELLECTUAL PROPERTY Columbia University • Exclusive worldwide rights to develop, manufacture, and commercialize SPC - 15 and SPC - 14 • Extensive issued and pending IP patent applications acquired with license agreement CRO & Manufacturing Partners include… University of Maryland, Baltimore • Exclusive, worldwide, sublicensable, royalty - bearing Master License Agreement • Rights to central nervous system - homing peptides for investigation and treatment of multiple sclerosis and other neuroinflammatory pathology Nasdaq: SILO 16

Pathway to first - in - human trials SPC - 15 SP - 26 502(b)(2) Exclusivity Non - opioid pain relief Streamlined pathway to FDA approval Strong asset protection Large CNS markets Market Size Partners Credentials Capital Prominent collaborations Broad life sciences expertise Sufficient resources, no debt VALUE Creating 17 Nasdaq: SILO

Nasdaq: SILO Thank you. Silo Pharma, Inc. | 677 N. Washington Blvd., Sarasota, FL 34236 Investor Relations Contact: 800 - 705 - 0120 | investors@silopharma.com 18